UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2024

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2024, Unrivaled Brands, Inc. (“Unrivaled”), a wholly owned subsidiary of Blum Holdings, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) and simultaneously completed the sale (the “Disposition”) of its controlling membership interest in People’s First Choice, LLC (“PFC”) to Haven Nectar, LLC (“Haven Nectar”).  Haven Nectar is a recently formed entity owned and controlled by Mr. Shubham Pandey.  PFC owns and operates a cannabis retail dispensary campus in Santa Ana, California named Blüm Santa Ana.  In connection with the MIPA, People’s California, LLC (“Peoples”), sold its minority interest in PFC to Haven Nectar.

Based on estimates included in the unaudited pro forma condensed consolidated financial statements for the period ended March 31, 2024, the total transaction consideration was $24.8 million. Pursuant to the MIPA, Haven Nectar acquired the 80% membership interests of Unrivaled and the 20% membership interests of People’s. The consideration includes $9.0 million in cash (the "Cash Consideration") and the assumption of PFC’s liabilities (“PFC’s Liabilities”).

The Cash Consideration is in the form of $8.0 million paid in cash at closing and a $1.0 million secured promissory note to be paid over 12 months. The Cash Consideration was paid to People’s for settlement of the debt pursuant to the binding settlement term sheet between Unrivaled and People’s entered into on March 6, 2023 (the “Settlement Term Sheet”). As a result of the sale and pursuant to the terms of the Settlement Term Sheet, after the Cash Consideration, the remaining debt to People’s is settled, subject to any deficiencies as defined therein. The PFC liabilities are comprised of $5.53 million in accounts payable and accrued liabilities and $8.59 million in income tax payable, and pursuant to US GAAP $1.03 million in Tax Provision and $0.69 million in Lease Liabilities, for an aggregate of $15.84 million in liabilities.

As a result of the sale of PFC and pursuant to the Settlement Term Sheet, the total estimated extinguishment of liabilities expected is $44.46 million based on pro forma estimates from the Company’s March 31, 2024 financial statements on Form 10-Q as filed with the SEC on May 14, 2024, which liabilities are comprised of $5.64 million in total accounts payable and accrued liabilities, $8.59 million in income tax payable, $23.89 million in promissory notes and accrued interest, $5.31 million in lease liabilities, and $1.03 million in tax provision.

The total estimated gain from the sale of PFC is $33.98 million or $3.09 per Common Share based on estimates included in the unaudited pro forma condensed consolidated financial statements for the period ended March 31, 2024 which gain is comprised of $24.84 million in total consideration plus $9.13 million in net liabilities that were disposed.

Under the terms of the transaction, Unrivaled is retaining a 20% non-economic, non-voting interest in PFC pending approval of the transfer of local and state retail cannabis licenses to Mr. Pandey.  Upon transfer of the licenses, Unrivaled’s 20% minority interest will transfer to Haven Nectar, Unrivaled will resign as Manager of PFC and Sabas Carrillo will resign as an officer of PFC.

Effective upon the closing of the transaction, Haven Nectar assumed full operational and management control of the PFC business pursuant to a Management Services Agreement (“MSA”), pending transfer of the cannabis licenses.  Pursuant to the MSA, Haven Nectar is responsible for paying all costs and expenses of the business, including taxes, license fees, operational and capital expenses, vendors, and rent due to PFC’s landlord.  Haven Nectar is also responsible for funding all such costs and expense to the extent the business generates insufficient revenue to pay such costs and expenses.  In exchange, Haven Nectar is entitled to a management fee equal to profits generated from the business, if any.

Unrivaled is assisting in the transition of PFC’s business operations to Haven Nectar for a period of 30 days after the closing pursuant to a Transition Services Agreement (“TSA”) for no additional consideration.  Under the terms of the TSA, Unrivaled will provide consulting services with respect to operational management continuity and management support, vendor relations, labor and employment matters, utilities and maintenance, business access, filings and licenses, and marketing and branding, among others.  Separately, pursuant to a Trademark License Agreement (“TLA”) between the Company’s subsidiary Blum Management Holdings, Inc., and PFC, Haven Nectar shall have the right to continued use of the Blüm name and registered trademarks in connection with PFC’s business on a royalty free basis for up to 18 months, and for a license fee thereafter at PFC’s option.

The foregoing description of the MIPA, TSA, and TLA does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

The estimates included in the unaudited pro forma condensed consolidated financial statements for the period ended March 31, 2024 estimates of the total consideration, liabilities extinguished, and gain are based on the Company's historical balance sheet information as of March 31, 2024 and statement of operations for the three months ended March 31, 2024 and year ended December 31, 2023 and are subject to change based upon, among other things, the actual balance sheet on the closing date of the Disposition and the finalization of the Company's financial closing procedures and may differ significantly from the actual total consideration, liabilities and net gain on disposal of assets that the Company will recognize. For further information, see Note 1 of unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information under Item 1.01, above, is incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information of the Company, together with the related notes thereto, giving effect to the consummation of the Disposition of People's First Choice LLC is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2024; and
•	Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2024 and for the year ended December 31, 2023.

(d) Exhibits.

Exhibit	Description
10.1	Membership Interest Purchase Agreement.
10.2	Transition Services Agreement
10.3	Trademark License Agreement
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Blum Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: June 14, 2024	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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